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                                                                    Exhibit 10.b

                            REAFFIRMATION OF GUARANTY
                            -------------------------

      The undersigned guarantor of the Obligations of the Borrower to the Lender pursuant to a Corporate Guaranty Agreement dated January 6, 1995 ("Guaranty") does hereby acknowledge and consent to the transaction contemplated by the Amendment and reaffirms the covenants, representations and warranties in the Guaranty are absolute, unconditional and in full force and effect.

      Further, the undersigned acknowledges its failure to maintain earnings (or losses) (but excluding therefrom extraordinary items and non-recurring gains) before interest, taxes, depreciation and amortization of not less than $1,076,000 for the period ending September 30, 2005, tested on a rolling 4 quarter basis. As a result, an Event of Default has occurred under the Loan Agreement. The Borrower and the undersigned have requested the Lender to waive this covenant for such period and Lender has agreed to do same without prejudice.

      The undersigned further agrees to deliver to Lender by September 30, 2005, forecasted profit and loss statements for the fourth quarter (2005) for Borrower and Ronson Aviation, Inc., all in form and substance satisfactory to Lender.

WITNESS:                                RONSON CORPORATION


By:                                     By:
   ----------------------------            -------------------------------------
         Daryl K. Holcomb                  Louis V. Aronson, II
         Vice President                    President and Chief Executive Officer




AGREED:

RONSON CONSUMER PRODUCTS CORPORATION


By:
   ----------------------------------
Louis V. Aronson, II
President and Chief Executive Officer